Financial instruments and risk management	12 Months Ended
Dec. 31, 2022
Disclosure of detailed information about financial instruments [abstract]
Financial instruments and risk management	Our capital and liquidity
Our overriding objective when managing capital and liquidity is to safeguard the business as a going concern. Capital is allocated in a consistent and disciplined manner. Essential capital remains our priority for capital allocation. It includes sustaining capital to ensure the integrity of our assets, high-returning replacement projects and decarbonisation investment. This is followed by ordinary dividends within our well-established returns policy. We then test investment in compelling growth projects against debt management and additional cash returns to shareholders.
Our Board and senior management regularly review the capital structure and liquidity of the Group. They take into account our strategic priorities, the economic and business conditions, and any identified investment opportunities, along with the expected returns to shareholders. We expect total cash returns to shareholders over the longer term to be in a range of 40–60% of underlying earnings in aggregate through the commodity cycle.
We consider various financial metrics when managing our risk, including net debt, gearing, the overall level of borrowings and their maturity profile, liquidity levels, total capital, future cash flows, underlying EBITDA and interest cover ratios.
Our total capital as at 31 December was:

Total capital	Note	2022 US$m	2021 US$m
Equity attributable to owners of Rio Tinto (see Group balance sheet)		50,175	51,432
Equity attributable to non-controlling interests (see Group balance sheet)		2,099	5,158
Net debt/(cash)	19	4,188	(1,576)
Total capital		56,462	55,014
We have access to various forms of financing including our US Shelf Programme, European Debt Issuance Programme, Commercial Paper and credit facilities.
In 2022, we exercised one of our options to extend the maturity of our US$7.5 billion multi-currency revolving credit facility. The facility now matures in November 2027. The facility remained undrawn throughout the year.
Our credit ratings, as provided by Standard & Poor’s and Moody’s investor services, as at 31 December were:

	2022	2021
Long-term rating	A/A2	A/A2
Short-term rating	A-1/P-1	A-1/P-1
Outlook	Stable/Stable	Stable/Stable
Our unified credit status is maintained through cross guarantees, which mean the contractual obligations of Rio Tinto plc and Rio Tinto Limited are automatically guaranteed by the other.
In the table below, we summarise the maturity profile of our financial liabilities on our balance sheet based on contractual undiscounted payments. When the amount payable is not fixed, the amount disclosed is determined by reference to the conditions existing at the end of the reporting period. This will therefore not necessarily agree with the amounts disclosed as the carrying value.

	2022					2021
Financial liability analysis At 31 December (Outflows)/Inflows	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m	Within 1 year or on demand US$m	Between 1 and 2 years US$m	Between 2 and 5 years US$m	After 5 years US$m	Total US$m
Non-derivative financial liabilities
Trade and other financial payables(a)	(5,971)	(37)	(57)	(329)	(6,394)	(5,766)	(31)	(72)	(406)	(6,275)
Expected lease liability payments	(329)	(235)	(344)	(606)	(1,514)	(361)	(266)	(400)	(704)	(1,731)
Borrowings before swaps	(937)	(1,425)	(1,839)	(7,389)	(11,590)	(827)	(746)	(2,519)	(8,112)	(12,204)
Expected future interest payments(a)	(668)	(603)	(1,468)	(3,141)	(5,880)	(511)	(486)	(1,313)	(3,485)	(5,795)
Other financial liabilities	—	—	—	—	—	(20)	—	—	—	(20)
Derivative financial liabilities(b)
Derivatives related to net debt – net settled	(92)	(106)	(47)	(8)	(253)
Derivatives related to net debt – gross settled(a)
– gross inflows	37	481	72	651	1,241	41	41	560	756	1,398
– gross outflows	(69)	(615)	(102)	(875)	(1,661)	(44)	(44)	(658)	(909)	(1,655)
Derivatives not related to net debt – net settled	(78)	(60)	(129)	(77)	(344)	(186)	(77)	(53)	(37)	(353)
Derivatives not related to net debt – gross settled:								0
– gross inflows	71	—	—	—	71	1,302	—	—	—	1,302
– gross outflows	(71)	—	—	—	(71)	(1,340)	—	—	—	(1,340)
Total	(8,107)	(2,600)	(3,914)	(11,774)	(26,395)	(7,712)	(1,609)	(4,455)	(12,897)	(26,673)
(a)The interest payable at year end was removed from trade and other financial payables and is shown within expected future interest payments and derivatives related to net debt. Interest payments have been projected using interest rates applicable at the end of the applicable financial year. Where debt is subject to variable interest rates, future interest payments are subject to change in line with market rates.
(b)The maturity grouping is based on the earliest payment date.
24     Financial instruments and risk management
Recognition and measurement
We classify our financial assets into those held at amortised cost and those to be measured at fair value either through the profit and loss (FVTPL) or through other comprehensive income (FVOCI) based on the business model for managing the financial assets and the contractual terms of the cash flows.

Classification of financial asset	Amortised cost	Fair value through profit and loss	Fair value through other comprehensive income
Recognition and measurement
At initial recognition, trade receivables that do not have a significant financing component are recognised at their transaction price. Other financial assets are initially recognised at fair value plus related transaction costs.
		The asset is initially recognised at fair value with transaction costs immediately expensed to the income statement.	The asset is initially recognised at fair value.
Subsequent measurement	Amortised cost using the effective interest method.	Fair value movements are recognised in the income statement.	Fair value gains or losses on revaluation of such equity investments, including any foreign exchange component, are recognised in other comprehensive income. Dividends are recognised in the income statement when the right to receive payment is established.
Derecognition	Any gain or loss on de-recognition or modification of a financial asset held at amortised cost is recognised in the income statement.	Not applicable.	When the equity investment is derecognised, there is no reclassification of fair value gains or losses previously recognised in other comprehensive income to the income statement.
Borrowings and other financial liabilities (including trade payables but excluding derivative liabilities) are recognised initially at fair value, net of transaction costs incurred, and are subsequently measured at amortised cost.
24     Financial instruments and risk management continued
Financial risk management objectives
Our financial risk management objectives are:
–to have in place a robust capital structure to manage the organisation through the commodity cycle; and
–to allow our financial exposures, mainly commodity price, foreign exchange and interest rates, to, in general, float with the market.
Our Treasury and Commercial teams manage the following key economic risks generated from our operations:
–Capital and Liquidity risk
–Credit risk
–Interest rate risk
–Commodity price risk
–Foreign exchange risk
These teams operate under a strong control environment, within approved limits.
(i) Capital and liquidity risk
Our capital and liquidity risk arises from the possibility that we may not be able to settle or meet our obligations as they fall due. Refer to Our capital and liquidity section on page 190.
(ii) Credit risk
Credit risk is the risk that our customers, or institutions that we invest in, are unable to meet their contractual obligations. We are exposed to credit risk in our operating activities (primarily from customer trade receivables); and from our investing activities that include government securities (primarily US Government), corporate and asset-backed securities, reverse re-purchase agreements, money market funds, and balances with banks and financial institutions. Refer to note 17 Receivables and other assets, note 22 Cash and cash equivalents and note 23 Other financial assets and liabilities for an understanding of the size of balance.
(iii) Interest rate risk
Our interest rate management policy is generally to borrow and invest at floating interest rates. After the impact of hedging, 77% (2021: 85%) of our borrowings (including leases) were at floating rates. To understand how we manage interest rate risk refer to note 20.
Sensitivity to interest rate changes
Based on our floating rate financial instruments outstanding at 31 December 2022, the effect on our net earnings of a 100 basis point increase in US dollar LIBOR or SOFR (where applicable) interest rates, with all other variables held constant, would be an expense of US$26 million (2021: income of US$13 million). This reflects the net debt position in 2022 compared to a net cash position in prior year.
We are also exposed to interest rate volatility within shareholders’ equity. This is because we have designated some cross currency interest rate swaps to be in a cash flow hedge relationship with our 2029 GBP loan. As we receive fixed GBP interest and pay fixed USD interest any change in the GBP interest rate or the USD interest rate will have an impact on the fair value of the derivative within shareholders’ equity. With all factors remaining constant, a 100 basis point increase in interest rates in each of the currencies in isolation would impact equity, before tax, by a charge of US$35 million (2021: US$55 million charge) for sterling and a credit of US$48 million (2021: US$65 million credit) for US dollars. A 100 basis point decrease would have broadly the same impact in the opposite direction.
(iv) Commodity price risk
Our broad commodity base means our exposure to commodity prices is diversified. Our normal policy is to sell our products at prevailing market prices. For certain physical commodity transactions for which the price was fixed at the contract date, we enter into derivatives to achieve the prevailing market prices at the point of revenue recognition. We do not generally consider that using derivatives to fix commodity prices would provide a long-term benefit to our shareholders.
Exceptions to this rule are subject to limits, and to defined market risk tolerances and internal controls.
Substantially all iron ore and aluminium sales are reflected at final prices at each reporting period. Final prices for copper concentrate, however, are normally determined between 30 and 180 days after delivery to our customer.
At 31 December 2022, we had 83 million pounds of copper sales (31 December 2021: 81 million pounds), that were provisionally priced at US 380 cents per pound (2021: US 440 cents per pound). The final price of these sales will be determined during the first half of 2023. A 10% change in the price of copper realised on the provisionally priced sales, all other factors held constant, would increase or reduce net earnings by US$19 million (2021: US$26 million).
Power costs represent a significant portion of costs in our aluminium business and therefore we are exposed to fluctuations in power prices.
To mitigate our exposure to changes in the relationship between aluminium prices and power prices, we have a number of electricity purchase contracts which are directly linked to the daily official LME cash ask price for high grade aluminium (“LME price”) and to the US Midwest Transaction Premium (“Midwest premium”).
In accordance with IFRS 9, we apply hedge accounting to two embedded derivatives within our power contracts. The embedded derivatives (notional aluminium forward sales) have been designated as the hedging instrument. The forecast aluminium sales, priced using the LME price and the Midwest premium, represent the hedged item.
The hedging ratio is 1:1, as the quantity of sales designated as being hedged matches the notional amount of the hedging instrument. The hedging instrument’s notional amount, expressed in equivalent metric tonnes of aluminium, is derived from our expected electricity consumption under the power contracts as well as other relevant contract parameters.
When we designate such embedded derivatives as the hedging instrument in a cash flow hedge, we recognise the effective portion of the change in the fair value of the hedging instrument in other comprehensive income, and it is accumulated in the cash flow hedge reserve. The amount that is recognised in other comprehensive income is limited to the lesser of the cumulative change in the fair value of the hedging instrument and the cumulative change in the fair value of the hedged item, in absolute terms. On realisation of the hedges, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
We recognise any ineffectiveness relating to the hedging relationship immediately in the income statement.
Sources of ineffectiveness include: differences in the timing of the cash flows between the hedged item and the hedging instrument, non-zero initial fair value of the hedging instrument, the existence of a cap on the Midwest premium in the hedging instrument and counterparty credit risk.
We held the following notional aluminium forward sales contracts embedded in the power contracts:

At 31 December 2022	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	501,498	72,812	289,868	138,818	—
Notional amount (in US$ millions)	1,216	166	697	353	—
Average hedged rate (in US$ per tonne)	2,425	2,282	2,404	2,542	—

At 31 December 2021	Total	Within 1 year	Between 1 and 5 years	Between 5 and 10 years	After 10 years
Notional amount (in tonnes)	573,653	72,555	289,867	211,231	—
Notional amount (in US$ millions)	1,377	162	683	532	—
Average hedged rate (in US$ per tonne)	2,401	2,234	2,355	2,520	—
The impact on our financial statements of these hedging instruments and hedging items are:

	Aluminium embedded derivatives separated from the power contract (Hedging instrument)(a)			Highly probable forecast aluminium sales (Hedged item)
	Nominal US$m	Carrying amount US$m	Change in fair value in the period US$m	Cash flow hedge reserve(b) US$m	Change in fair value in the period US$m	Total hedging losses recognised in reserves US$m	Hedge ineffective-ness in the period gains/(losses)(c) US$m	Losses reclassified from reserves to income statement(d) US$m
2022	1,216	(189)	(119)	(87)	133	(110)	(9)	34
2021	1,377	(124)	(201)	(11)	300	(211)	10	17
(a)Aluminium embedded derivatives (forward contracts and options) are contained within certain aluminium smelter electricity purchase contracts. The carrying amount of US$189 million (2021: US$124 million) is shown within “Other financial assets and liabilities”.
(b)The difference between this amount and the total cash flow hedge reserve of the Group (shown in note 35) relates to our cash flow hedge on the sterling bond (refer to interest rate risk section).
(c)Hedge ineffectiveness is included in net operating costs (raw materials, consumables, repairs and maintenance) in the income statement.
(d)On realisation of the hedge, realised amounts are reclassified from reserves to consolidated sales revenue in the income statement.
There was no cost of hedging recognised in 2022 or 2021 relating to this hedge relationship.
Sensitivities
Our commodity derivatives are impacted by changes in market prices. The table below summarises the impact that changes in aluminium market prices have on aluminium forward and option contracts embedded in power supply agreements outstanding at 31 December 2022. Any change in price will result in an offsetting change in our future earnings.

	Change in market prices	2022 US$m	2021 US$m
Effect on net earnings	+10%	(57)	(78)
	(10)%	83	73
Effect on equity	+10%	(90)	(98)
	(10)%	65	95
We exclude our “own use contracts” from this sensitivity analysis as they are outside the scope of IFRS 9. Our business units continue to hold these types of contracts to satisfy their expected purchase, sale or usage requirements.
24     Financial instruments and risk management continued
(v) Foreign exchange risk
The broad geographic spread of our sales and operations means that our earnings, cash flows and shareholders’ equity are influenced by a wide variety of currencies. The majority of our sales are denominated in the US dollar.
Our operating costs are influenced by the currencies of those countries where our mines and processing plants are located, and by those currencies in which we buy imported equipment and services. The US dollar, the Australian dollar and the Canadian dollar are the most important currencies influencing our costs. In any particular year, currency fluctuations may have a significant impact on our financial results. A strengthening of the US dollar against the currencies in which our costs are partly denominated has a positive effect on our underlying earnings. However, a strengthening of the US dollar reduces the value of non-US dollar denominated net assets, and therefore total equity.
In most cases our debt and other financial assets and liabilities, including intragroup balances, is held in the functional currency of the relevant subsidiary. There are instances where these balances are held in currencies other than the functional currency of the relevant subsidiary. This means we recognise exchange gains and losses in our income statement (except where they can be taken to equity) as these balances are translated into the functional currency of the relevant subsidiary. Our income statement also includes exchange gains and losses arising on US dollar net debt and intragroup balances. On consolidation, these balances are retranslated to our US dollar presentation currency and there is a corresponding and offsetting exchange difference recognised directly in the currency translation reserve. There is no impact on total equity.
Under normal market conditions, we do not consider that active currency hedging of transactions would provide long-term benefits to shareholders. We review our exposure on a regular basis and will undertake hedging if deemed appropriate. We may deem currency protection measures appropriate in specific commercial circumstances. Capital expenditures and other significant financial items such as acquisitions, disposals, tax and dividend cash flows may be economically hedged.
Sensitivities
The table below shows the estimated retranslation effect on financial assets and financial liabilities, including intragroup balances, of a 10% strengthening in the closing exchange rate of the US dollar against significant currencies. We deem 10% to be the annual exchange rate movement that is reasonably probable (on an annual basis over the long run) for any of our significant currencies and therefore an appropriate representation.
At 31 December 2022
Losses associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m
Australian dollar	68	(319)	(986)
Canadian dollar	74	(219)	—
At 31 December 2021
Gains/(losses) associated with 10% strengthening of the US dollar

Currency exposure	Closing exchange rate US cents	Effect on net earnings US$m	Impact directly on equity US$m
Australian dollar	73	379	(1,044)
Canadian dollar	78	(111)	—
We calculate sensitivities in relation to the functional currencies of our individual entities. We translate the impact of these on net earnings into US dollars at the exchange rates on which the sensitivities are based. The impact to net earnings associated with a 10% weakening of a particular currency, shown above, is broadly offset within equity through movements in the currency translation reserve and therefore generally has no impact on our net assets. The offsetting currency translation movement is not shown in the table above. The impact is expressed in terms of the effect on net earnings and equity, assuming that each exchange rate moves in isolation. The sensitivities are based on financial assets and financial liabilities held at 31 December 2022, where balances are not denominated in the functional currency of the subsidiary or joint operation, and exclude financial assets and liabilities held by equity accounted units. These balances will not remain constant throughout 2023, and therefore the information should be used with care.
Valuation hierarchy of financial instruments carried at fair value on a recurring basis
The table below shows the classifications of our financial instruments by valuation method in accordance with IFRS 13 at 31 December 2022 and 31 December 2021.
All instruments shown as being held at fair value have been classified as fair value through the profit and loss unless specifically footnoted.

		At 31 December 2022					At 31 December 2021
			Held at fair value					Held at fair value
	Note	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised cost US$m	Total US$m	Level 1(a) US$m	Level 2(b) US$m	Level 3(c) US$m	Held at amortised costs US$m
Assets
Cash and cash equivalents(d)	22	6,775	2,725	—	—	4,050	12,807	4,138	—	—	8,669
Investments in equity shares and funds(e)	23	222	147	—	75	—	117	64	—	53	—
Other investments, including loans(f)	23	2,275	2,018	—	229	28	2,682	2,422	—	238	22
Trade and other financial receivables(g)	17	2,765	18	1,306	—	1,441	2,762	1	1,163	—	1,598
Forward, option and embedded derivatives contracts, not designated as hedges(h)	23	67	—	16	51	—	133	—	48	85	—
Derivatives related to net debt(i)	23	2	—	2	—	—	139	—	139	—	—

Liabilities
Trade and other financial payables(j)	18	(6,485)	—	(30)	—	(6,455)	(6,356)	—	(67)	—	(6,289)
Forward, option and embedded derivatives contracts, designated as hedges(h)	23	(189)	—	—	(189)	—	(125)	—	—	(125)	—
Forward, option and embedded derivatives contracts, not designated as hedges(h)	23	(92)	—	(57)	(35)	—	(253)	—	(179)	(74)	—
Derivatives related to net debt(i)	23	(692)	—	(692)	—	—	(240)	—	(240)	—	—
Valuation is based on unadjusted quoted prices in active markets for identical financial instruments.
(b) Valuation is based on inputs that are observable for the financial instruments, which include quoted prices for similar instruments or identical instruments in markets which are not considered to be active, or inputs, either directly or indirectly based on observable market data
(c)Valuation is based on inputs that cannot be observed using market data (unobservable inputs). The change in valuation of our level 3 instruments for the year to 31 December 2022 is below:

	2022	2021
Level 3 financial assets and liabilities	US$m	US$m
Opening balance	177	395
Currency translation adjustments	(4)	(6)
Total realised gains/(losses) included in:
– consolidated sales revenue	16	27
– net operating costs	365	(50)
Total unrealised gains included in:
– net operating costs	124	68
Total unrealised losses transferred into other comprehensive income through cash flow hedges	(110)	(212)
Additions to financial assets/(liabilities)	41	(21)
Disposals/maturity of financial instruments	(478)	(6)
Transfers	—	(18)
Closing balance	131	177
Net gains included in the income statement for assets and liabilities held at year end	103	20
(d)Our "cash and cash equivalents" of US$6,775 million (31 December 2021:US$12,807 million), includes US$2,725 million (31 December 2021:US$4,138 million) relating to money market funds which are treated as fair value through profit or loss (FVPL) under IFRS 9 with the fair value movements going into finance income.
(e)Investments in equity shares and funds include US$153 million (31 December 2021: US$98 million) of equity shares, not held for trading, where we have irrevocably elected to present fair value gains and losses on revaluation in other comprehensive income (FVOCI). The election is made at an individual investment level.
(f)Other investments, including loans, covers: cash deposits in rehabilitation funds, government bonds, managed investment funds and royalty receivables.
(g)Trade receivables include provisionally priced invoices. The related revenue is initially based on forward market selling prices for the quotation periods stipulated in the contracts with changes between the provisional price and the final price recorded separately within “Other revenue”. The selling price can be measured reliably for the Group's products, as it operates in active and freely traded commodity markets. At 31 December 2022, US$1,234 million (31 December 2021: US$1,114 million) of provisionally priced receivables were recognised.
(h)Level 3 derivatives consist of derivatives embedded in electricity purchase contracts linked to the LME, midwest premium and billet premium with terms expiring between 2025 and 2036 (31 December 2021: 2025 and 2036).
(i)Net debt derivatives include interest rate swaps and cross-currency swaps.
(j)Trade and other financial payables comprise trade payables, other financial payables, accruals and amounts due to equity accounted units within note 18.
There were no material transfers between level 1 and level 2, or between level 2 and level 3 in the year ended 31 December 2022 or in the year ended 31 December 2021.
24     Financial instruments and risk management continued
Valuation techniques and inputs
The techniques used to value our more significant fair value assets/(liabilities) categorised under level 2 and level 3 are summarised below:

Description	Fair Value US$m	Valuation technique	Significant Inputs
Level 2
Interest rate swaps	(356)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread
Cross currency interest rate swaps	(334)	Discounted cash flows	Applicable market quoted swap yield curves Credit default spread Market quoted FX rate
Provisionally priced receivables	1,234	Closely related listed product	Applicable forward quoted metal price
Level 3
Derivatives embedded in electricity contracts	(208)	Option pricing model	LME forward aluminium price Midwest premium and billet premium
Royalty receivables	209	Discounted cash flows	Forward commodity price Mine production
Sensitivity analysis in respect of level 3 financial instruments
For assets/(liabilities) classified under level 3, the effect of changing the significant unobservable inputs on carrying value has been calculated using a movement that we deem to be reasonably probable.
To value the long-term aluminium embedded power derivatives, we use unobservable inputs when the term of the derivative extends beyond observable market prices. Changing the level 3 inputs to reasonably possible alternative assumptions does not change the fair value significantly, taking into account the expected remaining term of contracts for either reported period. The fair value of these derivatives is a net liability of US$208 million at 31 December 2022 (31 December 2021: US$146 million).

Impact of climate change on our business - Coal royalty receivables
Royalty receivables include amounts arising from our divested coal businesses with a carrying value of US$209 million (31 December 2021: US$136 million). These are classified as “Other investments, including loans” within note 23. The fair values are determined using level 3 unobservable inputs. These royalty receivables include US$81 million from forecast production beyond 2030. These have not been adjusted for potential changes in production rates that could occur due to climate change targets impacting the operator.
The main unobservable input is the long-term coal price used over the life of these royalty receivables. A 15% increase in the coal spot price would result in a US$68 million increase (31 December 2021: US$63 million increase) in the carrying value. A 15% decrease in the coal spot price would result in a US$18 million decrease (31 December 2021: US$53 million decrease) in the carrying value. We have used a 15% assumption to calculate our exposure as it represents the annual coal price movement that we deem to be reasonably probable (on an annual basis over the long run).

Fair values disclosure of financial instruments
The following table shows the carrying amounts and fair values of our borrowings including those which are not carried at an amount which approximates their fair value at 31 December 2022 and 31 December 2021. The fair values of our remaining financial instruments approximate their carrying values because of their short maturity, or because they carry floating rates of interest.

	31 December 2022		31 December 2021
	Carrying value US$m	Fair value US$m	Carrying value US$m	Fair value US$m
Borrowings (including overdrafts)	11,071	11,192	12,168	13,904
Total borrowings with a carrying value of US$6.6 billion (31 December 2021: US$7.3 billion) relate to listed bonds with a fair value of US$6.6 billion (31 December 2021: US$8.7 billion) and are categorised as level 1 in the fair value hierarchy. Borrowings with a carrying value of US$3.8 billion (31 December 2021: US$4.2 billion) relate to project finance drawn down by Oyu Tolgoi, with a fair value of US$3.9 billion (31 December 2021: US$4.4 billion) using a number of level 3 valuation inputs. Our remaining borrowings have a fair value measured by discounting estimated cash flows with an applicable market quoted yield, and are categorised as level 2 in the fair value hierarchy.